NONCONTROLLING INTEREST	12 Months Ended
Dec. 31, 2016
NONCONTROLLING INTEREST

30. NONCONTROLLING INTEREST

As of December 31, 2016, the Group’s non-controlling interest mainly included equity interests in Red 5, The9 Education, and equity awards granted as compensation by the Group’s subsidiaries. The following schedule shows the effects of changes in the ownership interest of The9 Limited in its subsidiaries on equity attributed to The9 Limited for the years ended December 31, 2014, 2015 and 2016.

	December 31, 2014	December 31, 2015	December 31, 2016
	RMB	RMB	RMB
Net loss attributable to The9 Limited	(86,622,470)	(304,828,354)	(593,781,589)

Transfers (to) from the noncontrolling interest
Increase in The9 Limited’s additional paid-in capital for issuance of shares by Red 5 upon stock option exercise	552,426	75,563	436,128
Change in equity interest attributable to non-controlling interest due to restructuring of Red 5 Singapore(1)	15,068,103	—	—
Change in The9 Limited’s additional paid-in capital for adjustment on noncontrolling interest due to change in ownership interest as a result of loan conversion (2)	(31,784,850)	—	—
Change in The9 Limited’s additional paid-in capital for adjustment on non-controlling interest as a result of issuance of common shares of Red 5 upon vesting of stock options and restricted shares (3)	(42,692,211)	80,903	253,396,755

Change from net loss attributable to The9 Limited and transfers (to) from noncontrolling interests	(145,479,002)	(304,671,888)	(339,948,706)

(1)	In August 2014, Red 5 issued 27,438,952 Series B redeemable convertible preferred shares of Red 5 to a new investor (see Note 31). As the license to publish Firefall belongs to Red 5 Singapore (Note 11), as a condition for the investment by the new investor, the Group is required to transfer the license to Red 5. As such, in June 2014, the Group transferred its equity interests in Red 5 Singapore, a wholly owned subsidiary of the Group to Red 5, a 79.2% owned subsidiary at a nominal price. At the time of transfer, 20.8% of the accumulated deficit of Red 5 Singapore, amounted to RMB 15,068,103, was attributable to the noncontrolling interest of Red 5 with no consideration, which was recorded as an equity transaction in the Consolidated Statements of Changes in Equity.
(2)	In August 2014, the Group converted its convertible loan and certain other loans due from Red 5 with a book value of US$50.0 million (RMB307.6 million), into 63,301,276 common shares of Red 5. The equity of Red 5 increased by RMB307.6 million while the impact attributable to noncontrolling interest of Red 5 was RMB31,784,850 as a result of the loan conversion.
(3)	In June 2016, the Group completed a share exchange transaction with L&A International Holding Limited and certain other shareholders of Red 5, whereby the Group exchanged approximately 30.6% equity interest (on a fully-diluted basis) owned in Red 5 for a total of 723,313,020 (after a one-to-five stock split) newly issued shares of L&A after deducting a 6% of total shares received (769,481,940 shares) which was the payment of service fee to a third party consultant. As a result, the percentage of noncontrolling interest in Red 5 changed from 10.4% to 58.1% after deducting shares of SBPS from total shares of Red 5.